                                                                    EXHIBIT 10.3

                    OMNIBUS AMENDMENT TO OPTION AGREEMENTS
                    --------------------------------------


          This Agreement (the "Omnibus Amendment to Option Agreements"), dated as of September 17, 1996, is made by and among Coinmach Laundry Corporation, a Delaware corporation, with offices at 55 Lumber Road, Roslyn, New York 11576 (together with any and all present and future affiliates and subsidiaries thereof, the "Corporation"), and each of MCS Capital, Inc. ("MCS"), Ronald S. Brody ("Brody"), James N. Chapman ("Chapman"), Robert M. Doyle ("Doyle"), Michael E. Stanky ("Stanky"), David A. Siegel ("Siegel"), R. Daniel Osborne ("Osborne"), John E. Denson ("Denson"), James McDonnell ("McDonnell"), Russell Harrison ("Harrison"), Charles Prato ("Prato") and Michael E. Marrus ("Marrus" and together with MCS, Brody, Chapman, Doyle, Stanky, Siegel, Osborne, Denson, McDonnell, Harrison and Prato, the "Optionees").

          WHEREAS, the Corporation and each Optionee entered into an Option Agreement, dated July 23, 1996, pursuant to which the Corporation granted to each such Optionee certain options to purchase its Class A common stock, par value $.01 per share (the "Common Stock"), subject to the terms and conditions set forth in such Option Agreement (collectively, the "Option Agreements");

          WHEREAS, in connection with the initial public offering of the Corporation's Common Stock (the "Offering"), on August 16, 1996, the underwriters in the Offering exercised their over-allotment option to purchase additional shares of Common Stock thereby increasing the aggregate number of issued and outstanding shares of Common Stock;

          WHEREAS, subject to the terms and conditions hereof, the Corporation and each Optionee desire to amend the Option Agreements to increase the number of options granted thereunder so as to preserve, on a pro-rata basis, the percentage interest of issued and outstanding Common Stock on a fully diluted basis represented by the stock options granted pursuant to the Option Agreements;

          NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree to amend the Option Agreements as follows:

          1.   Defined Terms.  All capitalized terms contained in this Omnibus
               -------------
Amendment to Option Agreements not otherwise defined herein shall have the meanings ascribed to such terms in the Option Agreements.

          2.   Grant of Options.  Section 1 of each Option Agreement is hereby
               ----------------
amended by replacing the number of shares of Common Stock granted to each Optionee set forth in Section 1 of the Option Agreements with the number of shares of Common Stock appearing beside each such Optionee's name set forth on Schedule A attached hereto.

          3.   Terms of Options.  The first sentence of Section 4 of each Option
               ----------------
Agreement is hereby amended by replacing the number of shares of Common Stock each Optionee is entitled to purchase upon exercise of Options with the number of shares of Common Stock appearing beside each such Optionee's name set forth on Schedule A attached hereto. Additionally, the vesting schedule set forth in
Section 4 of each Option Agreement is hereby amended by replacing the number of shares of Common Stock set forth below the column captioned "Number of Options Vesting on the Vesting Date" with the number of shares of Common Stock appearing beside each such Optionee's
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Omnibus Amendment to Option Agreements
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name and set forth below the column captioned "Number of Options Vesting on the
Vesting Date" set forth on Schedule A attached hereto.

          4.   Reaffirmation of Representations and Warranties.  Each Optionee
               -----------------------------------------------
hereby reaffirms to the Corporation, but only with respect to such Optionee, that each of the representations and warranties made by such Optionee in Section 13 of the Option Agreements are true and correct as of the date hereof.

          5.   Notices.  Section 16 of each Option Agreement is hereby amended
               -------
in its entirety as follows:

     "Notices.  Any notice or other communication to be given by any party
      -------
     hereunder to any other party shall be in writing, delivered personally, mailed by certified or registered mail, return receipt requested, or sent by a nationally recognized courier service, and shall be addressed to such party at its address stated on its signature page to the Omnibus Amendment to Option Agreements, dated September __, 1996, by and among the Corporation, Optionee and certain other parties or to such other address as may have been furnished by any party to the other pursuant to this Section 16, and shall be deemed to be given on the date of receipt."

          6.   Voting Agreement.  Upon exercise of the Options by each Optionee
               ----------------
pursuant to the terms hereof and the Option Agreements, each Optionee shall become party to the Voting Agreement, dated July 23, 1996 (the "Voting
                                                                ------
Agreement"), by and among the Corporation and the signatories thereto, by
---------
executing a written agreement, substantially in the form of the Voting Agreement, pursuant to which such Optionee agrees to be bound by all of the provisions thereof.

          7.   Entire Agreement.  Except as herein specifically amended, all
               ----------------
other terms, covenants and provisions of each of the Option Agreements shall remain in full force and effect and shall be performed by the parties thereto in accordance therewith.



                            [SIGNATURE PAGES FOLLOW]

Omnibus Amendment to Option Agreements
Page 3





          IN WITNESS WHEREOF, the undersigned have executed and delivered this Omnibus Amendment to Option Agreements as of the date first above stated.



                              COINMACH LAUNDRY CORPORATION


                                     /s/ Robert M. Doyle
                              By:   ______________________________
                                    Robert M. Doyle
                                    Senior Vice President

                                    Address: 55 Lumber Road
                                              Roslyn, New York  11576
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Omnibus Amendment to Option Agreements
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                              MCS CAPITAL, INC.


                                     /s/ Stephen R. Kerrigan
                              By:   ______________________________
                                    Stephen R. Kerrigan
                                    President


                                    Address: 55 Lumber Road
                                              Roslyn, New York  11576
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Omnibus Amendment to Option Agreements
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                              /s/ Ronald S. Brody
                              ____________________________________
                              Ronald S. Brody


                              Address:  429 East 52nd Street
                                         Apartment 14A
                                         New York, New York 10022
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                              /s/ James N. Chapman
                              ____________________________________
                              James N. Chapman


                              Address:  14 Alpine Road
                                         Greenwich, Connecticut  06830
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                              /s/ Robert M. Doyle
                              ____________________________________
                              Robert M. Doyle


                              Address:  55 Lumber Road
                                         Roslyn, New York  11576
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                              /s/ Michael E. Stanky
                              ____________________________________
                              Michael E. Stanky


                              Address:  4430 Bronze Way
                                         Dallas, Texas  75236
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                              /s/ David A. Siegel
                              ____________________________________
                              David A. Siegel


                              Address:  10818 St. Mary's
                                         Houston, Texas 77079
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                              /s/ R. Daniel Osborne
                              ____________________________________
                              R. Daniel Osborne


                              Address:  910 Westham Parkway
                                         Richmond, Virginia 23229
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                              /s/ John E. Denson
                              ____________________________________
                              John E. Denson


                              Address:  111 Cove Lane
                                         Media, Pennsylvania 19063
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                              /s/ James McDonnell
                              ____________________________________
                              James McDonnell


                              Address:  341 Carriage House Lane
                                         Haddonfield, New Jersey  08033
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                              /s/ Russell Harrison
                              ____________________________________
                              Russell Harrison


                              Address:  55 Lumber Road
                                         Roslyn, New York  11576
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Omnibus Amendment to Option Agreements
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                              /s/ Charles Prato
                              ____________________________________
                              Charles Prato


                              Address:  55 Lumber Road
                                         Roslyn, New York  11576
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                              /s/ Michael E. Marrus
                              ____________________________________
                              Michael E. Marrus


                              Address:  755 Park Avenue
                                         New York, New York  10021

              SCHEDULE A TO OMNIBUS AMENDMENT TO OPTION AGREEMENTS


===================================================================
                                   NUMBER OF OPTIONS VESTING
 GRANT OF OPTIONS                    ON THE VESTING DATE/*/
===================================================================
MCS                 308,098| 61,622; 61,619; 61,619; 61,619; 61,619
---------------------------|---------------------------------------
Brody                57,512| 11,504; 11,502; 11,502; 11,502; 11,502
---------------------------|---------------------------------------
Chapman              28,756| 5,752; 5,751; 5,751; 5,751; 5,751
---------------------------|---------------------------------------
Doyle                71,890| 14,378; 14,378; 14,378; 14,378; 14,378
---------------------------|---------------------------------------
Stanky              103,521| 20,705; 20,704; 20,704; 20,704; 20,704
---------------------------|---------------------------------------
Siegel               28,756| 5,752; 5,751; 5,751; 5,751; 5,751
---------------------------|---------------------------------------
Osborne              28,756| 5,752; 5,751; 5,751; 5,751; 5,751
---------------------------|---------------------------------------
Denson               28,756| 5,752; 5,751; 5,751; 5,751; 5,751
---------------------------|---------------------------------------
McDonnell            28,756| 5,752; 5,751; 5,751; 5,751; 5,751
---------------------------|---------------------------------------
Harrison             14,378| 2,878; 2,875; 2,875; 2,875; 2,875
---------------------------|---------------------------------------
Prato                11,502| 2,302; 2,300; 2,300; 2,300; 2,300
---------------------------|---------------------------------------
Marrus               28,756| 5,752; 5,751; 5,751; 5,751; 5,751
===========================|=======================================

_________

/*/ Represents the number of shares of Common Stock vesting on each of July 23, 1996, July 23, 1997, July 23, 1998, July 23, 1999 and July 23, 2000,
respectively.